UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 4, 2010

Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

63 Lancaster Avenue
Malvern, PA	19355-2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 6, 2010, Vishay Intertechnology, Inc. (the “Company”) completed the previously announced spin-off of Vishay Precision Group, Inc. (“VPG”) through a pro rata distribution to the Company’s shareholders of all of VPG’s outstanding common stock and Class B common stock (the “Distribution”). In connection with the Distribution, the Company and its subsidiaries entered into certain agreements with VPG and its subsidiaries that govern the relationship of the parties following the spin-off, which are listed below in Item 9.01 (collectively referred to as the “Ancillary Agreements”).

A summary of the material terms of these agreements is contained in the section entitled “Certain Relationships and Related Party Transactions-Agreements with Vishay Intertechnology” in VPG’s Information Statement, Exhibit 99.1 to VPG’s Form 10 Registration Statement, filed with the Securities and Exchange Commission on June 22, 2010, and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Directors or Certain Officers

On July 6, 2010, in connection with the completion of the spin-off of VPG, Mr. Ziv Shoshani, a director and executive officer of the Company resigned from his executive position with the Company. Mr. Shoshani remains a director of the Company’s board of directors and now serves as the President and Chief Executive Officer of VPG.

Item 8.01 Other Information

On July 7, 2010, the Company issued a press release announcing the successful completion of the Distribution. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

The material definitive agreements filed as Exhibits 10.1-10.16 are incorporated by reference to the respective exhibits with the same numbers in VPG’s Current Report on Form 8-K dated July 7, 2010.

Exhibit No.	Description
10.1 †	Tax Matters Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.

10.2 †	Trademark License Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.

10.3 †	Transition Services Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.

10.4 †	Supply Agreement, dated July 6, 2010, between Vishay Advanced Technology, Ltd. and Vishay Dale Electronics, Inc. *

10.5 †	Secondment Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Intertechnology, Inc.

10.6 †	Patent License Agreement, dated July 6, 2010, between Vishay Precision Group, Inc. and Vishay Dale Electronics, Inc. *

10.7 †	Lease Agreement, dated July 4, 2010, between Vishay Advanced Technology, Ltd. and V.I.E.C. Ltd.

10.8 †	Supply Agreement, dated July 6, 2010, between Vishay Dale Electronics, Inc. and Vishay Advanced Technology, Ltd. *

10.9 †	Supply Agreement, dated July 6, 2010, between Vishay Measurements Group, Inc. and Vishay S.A. *

10.10 †	Manufacturing Agreement, dated July 6, 2010, between Vishay S.A. and Vishay Precision Foil GmbH *

10.11 †	Intellectual Property License Agreement, dated July 6, 2010, between Vishay S.A. and Vishay Precision Foil GmbH

10.12 †	Supply Agreement, dated July 6, 2010, between Vishay Precision Foil GmbH and Vishay S.A. *

10.13 †	Intellectual Property License Agreement, dated July 6, 2010, between Vishay S.A. and Vishay Measurements Group, Inc.*

10.14 †	Lease Agreement, between Vishay Alpha Electronics Corporation and Vishay Japan Co., Ltd.

10.15 †	Lease Agreement, dated July 6, 2010, between Vishay Intertechnology, Inc. and Vishay Precision Group, Inc.

10.16 †	Lease Agreement, dated July 4, 2010, between Vishay Precision Israel, Ltd. and Vishay Israel, Ltd.

99.1	Press release, dated July 7, 2010.
____________________

† Incorporated by reference to the respective exhibits with the same numbers in VPG’s Current Report on Form 8-K dated July 4, 2010.

* Confidential treatment has been requested by, and accorded to, VPG with respect to certain portions of this Exhibit. Omitted portions have been filed separately by VPG with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2010

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lior E. Yahalomi
Name:	Dr. Lior E. Yahalomi
Title:	Executive Vice President and
Chief Financial Officer